Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	424.67
Total Transaction Valuation	3,075,091.76
Total Offset Amount	0.00
Net Fee	$ 424.67